The Bond Fund of America® Summary prospectus January 1, 2017

Class	A	B	C	F-1	F-2	F-3	529-A	529-B	529-C	529-E
	ABNDX	BFABX	BFACX	BFAFX	ABNFX	BFFAX	CFAAX	CFABX	CFACX	CFAEX
Class	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	CFAFX	RBFAX	RBFBX	RBEBX	RBFCX	RBFEX	RBFHX	RBFFX	RBFGX

Investment objective The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 34 of the prospectus and on page 75 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A and 529-A	B and 529-B	C and 529-C	529-E	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated January 1, 2017, are incorporated by reference into this summary prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	B	C	F-1	F-2	F-3	529-A
Management fees	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.25	none	none	0.23
Other expenses	0.17	0.15	0.21	0.19	0.18	0.07[2]	0.28
Total annual fund operating expenses	0.60	1.34	1.40	0.63	0.37	0.26	0.70

Share class:	529-B	529-C	529-E	529-F-1	R-1	R-2	R-2E
Management fees	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%
Distribution and/or service (12b-1) fees	0.99	0.99	0.50	0.00	1.00	0.74	0.60
Other expenses	0.29	0.28	0.22	0.28	0.17	0.43[2]	0.26[3]
Total annual fund operating expenses	1.47	1.46	0.91	0.47	1.36	1.36	1.05

Share class:	R-3	R-4	R-5E	R-5	R-6
Management fees	0.19%	0.19%	0.19%	0.19%	0.19%
Distribution and/or service (12b-1) fees	0.50	0.25	none	none	none
Other expenses	0.22	0.15	0.27[3]	0.11	0.06
Total annual fund operating expenses	0.91	0.59	0.46	0.30	0.25

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Based on estimated amounts for the current fiscal year.

3 Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	B	C	F-1	F-2	F-3	529-A	529-B	529-C	529-E	529-F-1	R-1	R-2	R-2E
1 year	$ 434	$ 636	$ 243	$ 64	$ 38	$ 27	$ 444	$ 650	$ 249	$ 93	$ 48	$ 138	$ 138	$ 107
3 years	560	825	443	202	119	84	590	865	462	290	151	431	431	334
5 years	697	934	766	351	208	146	750	1,003	797	504	263	745	745	579
10 years	1,097	1,409	1,680	786	468	331	1,213	1,548	1,746	1,120	591	1,635	1,635	1,283

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	B	C	529-B	529-C
1 year	$ 93	$ 60	$ 47	$ 31	$ 26		1 year	$ 136	$ 143	$ 150	$ 149
3 years	290	189	148	97	80		3 years	425	443	465	462
5 years	504	329	258	169	141		5 years	734	766	803	797
10 years	1,120	738	579	381	318		10 years	1,409	1,680	1,548	1,746

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the fiscal year ended December 31, 2015, the fund’s portfolio turnover rate was 401% of the average value of its portfolio.

Principal investment strategies The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally the fund invests at least 80% of its assets in bonds and other debt securities, which may be

1     The Bond Fund of America / Summary prospectus

represented by other investment instruments, including derivatives. The fund invests a majority of its assets in debt securities rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, including U.S. government securities, money market instruments or cash.

The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund invests in debt securities with a wide range of maturities.

The fund may invest in inflation linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

The fund’s current practice is to invest no more than 10% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The Bond Fund of America / Summary prospectus     2

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current

3     The Bond Fund of America / Summary prospectus

market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can

The Bond Fund of America / Summary prospectus     4

be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the fund may invest and the various risks associated with those derivatives is included in the fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Core Bond Funds Average includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Consumer Price Index provides a comparison of the fund’s results to inflation. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

5     The Bond Fund of America / Summary prospectus

Average annual total returns For the periods ended December 31, 2015 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	5/28/1974	–3.53%	2.40%	2.91%	7.68%
— After taxes on distributions		–4.35	1.41	1.54	N/A
— After taxes on distributions and sale of fund shares		–1.99	1.44	1.70	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	–5.43%	2.04%	2.70%	4.09%
C	3/15/2001	–1.54	2.36	2.49	3.64
F-1	3/15/2001	0.21	3.16	3.30	4.18
F-2	8/4/2008	0.47	3.43	N/A	3.88
529-A	2/15/2002	–3.62	2.31	2.84	3.84
529-B	2/15/2002	–5.55	1.91	2.58	3.62
529-C	2/19/2002	–1.61	2.29	2.43	3.30
529-E	3/7/2002	–0.08	2.85	2.97	3.85
529-F-1	9/26/2002	0.36	3.32	3.46	4.43
R-1	6/11/2002	–0.53	2.39	2.51	3.38
R-2	5/31/2002	–0.51	2.40	2.50	3.34
R-2E	8/29/2014	–0.07	N/A	N/A	0.42
R-3	6/4/2002	–0.08	2.85	2.97	3.79
R-4	5/20/2002	0.24	3.18	3.30	4.17
R-5	5/15/2002	0.54	3.48	3.60	4.49
R-6	5/1/2009	0.58	3.53	N/A	5.66

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	0.55%	3.25%	4.51%	N/A
Lipper Core Bond Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	–0.07	3.15	4.04	7.54%
Consumer Price Index	0.73	1.53	1.86	3.88
Class A annualized 30-day yield at June 30, 2016: 1.78% (For current yield information, please call American FundsLine® at (800) 325-3590.)

The Bond Fund of America / Summary prospectus     6

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management

Investment adviser Capital Research and Management CompanySM
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board and President	28 years	Partner – Capital Fixed Income Investors
Andrew F. Barth Senior Vice President	7 years	Partner – Capital Fixed Income Investors
David J. Betanzos Senior Vice President	1 year	Partner – Capital Fixed Income Investors
David A. Hoag Senior Vice President	8 years	Partner – Capital Fixed Income Investors
Fergus N. MacDonald Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Robert H. Neithart Senior Vice President	7 years	Partner – Capital Fixed Income Investors
Pramod Atluri Vice President	1 year	Vice President – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

You can access the fund’s statutory prospectus or SAI at americanfunds.com/prospectus.

MFGEIPX-008-0117P Litho in USA CGD/ALD/8005 Investment Company File No. 811-02444

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

Summary Prospectus Amendment January 1, 2017

For the following funds with summary prospectuses dated January 12, 2016–July 1, 2016 (each as supplemented to date):

AMCAP Fund®

American Balanced Fund®

American Funds Developing World Growth and Income FundSM

American Funds Emerging Markets Bond FundSM

American Funds Inflation Linked Bond Fund®

American Funds Strategic Bond FundSM

The Bond Fund of America®

Capital World Growth and Income Fund®

EuroPacific Growth Fund®

Fundamental Investors®

The Investment Company of America®

New Economy Fund®

Washington Mutual Investors FundSM

1.	The legend on the cover page of the summary prospectus for each of the funds listed above is amended in its entirety to read as follows:

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated January 1, 2017, are incorporated by reference into this summary prospectus.

2.	With respect to The Bond Fund of America, the table under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
John H. Smet Vice Chairman of the Board and President	28 years	Partner — Capital Fixed Income Investors
Andrew F. Barth Senior Vice President	7 years	Partner — Capital Fixed Income Investors
David J. Betanzos Senior Vice President	1 year	Partner — Capital Fixed Income Investors
David A. Hoag Senior Vice President	8 years	Partner — Capital Fixed Income Investors
Fergus N. MacDonald Senior Vice President	1 year	Partner — Capital Fixed Income Investors
Robert H. Neithart Senior Vice President	7 years	Partner — Capital Fixed Income Investors
Pramod Atluri Vice President	1 year	Vice President — Capital Fixed Income Investors

3.	The “Fees and expenses of the fund” section of the summary prospectus for each of the funds listed below is amended by (i) replacing the column captioned “R-5E” in the “Annual fund operating expenses” table with the corresponding column set forth under such fund’s name below and (ii) replacing the column captioned “R-5E” in the cumulative estimated expense example table under the heading “Example” with the corresponding column set forth under such fund’s name below. Expense information for all other share classes remains unchanged. Except as indicated below, footnotes in the summary prospectus remain unchanged.

American Balanced Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
R-5E
Management fees	0.23%
Distribution and/or service (12b-1) fees	none
Other expenses	0.30[3]
Total annual fund operating expenses	0.53

 3 Restated to reflect current fees.

Example

Share class	R-5E
1 year	$ 54
3 years	170
5 years	296
10 years	665

Fundamental Investors
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
R-5E
Management fees	0.25%
Distribution and/or service (12b-1) fees	none
Other expenses	0.28[3]
Total annual fund operating expenses	0.53

3 Restated to reflect current fees.

Example

Share class	R-5E
1 year	$ 54
3 years	170
5 years	296

10 years	665

The Investment Company of America
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
R-5E
Management fees	0.24%
Distribution and/or service (12b-1) fees	none
Other expenses	0.32[3]
Total annual fund operating expenses	0.56

3 Restated to reflect current fees.

Example

Share class	R-5E
1 year	$ 57
3 years	179
5 years	313
10 years	701

4.	The “Fees and expenses of the fund” section of the summary prospectus for The Bond Fund of America is amended by replacing the columns captioned “R-2E” and “R-5E” in the “Annual fund operating expenses” table and in the cumulative estimated expense example table under the heading “Example” with the corresponding columns set forth below. Expense information for all other share classes remains unchanged. Except as indicated below, footnotes in the summary prospectus remain unchanged.

The Bond Fund of America
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	R-2E	R-5E
Management fees	0.19%	0.19%
Distribution and/or service (12b-1) fees	0.60	none
Other expenses	0.26[3]	0.27[3]
Total annual fund operating expenses	1.05	0.46

3 Restated to reflect current fees.

Example

Share classes	R-2E	R-5E
1 year	$ 107	$ 47
3 years	334	148
5 years	579	258
10 years	1,283	579

5.	The “Fees and expenses of the fund” section of the summary prospectus for American Funds Developing World Growth and Income Fund is amended by replacing the “Annual fund operating expenses” table and the cumulative estimated expense example table under the heading “Example” with the updated tables set forth below. Except as indicated below, footnotes in the summary prospectus remain unchanged.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	B	C	F-1	F-2	F-3	529-A	529-B	529-C	529-E
Management fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and/or service (12b-1) fees	0.30	1.00	1.00	0.25	none	none	0.25	1.00[2]	1.00	0.50
Other expenses	0.33[2]	0.35[2]	0.37[2]	0.28[2]	0.27[2]	0.16[3]	0.43[2]	0.48[2]	0.44[2]	0.29[2]
Total annual fund operating expenses	1.39	2.11	2.13	1.29	1.03	0.92	1.44	2.24	2.20	1.55

529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6

Management fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and/or service (12b-1) fees	0.00	1.00	0.75	0.60[2]	0.50	0.25	none	none	none
Other expenses	0.42[2]	0.29[2]	0.51[2]	0.52[2]	0.32[2]	0.28[2]	0.38[2]	0.22[2]	0.16[2]
Total annual fund operating expenses	1.18	2.05	2.02	1.88	1.58	1.29	1.14	0.98	0.92
Expense reimbursement	—	—	—	0.10[4]	—	—	—	—	—
Total annual fund operating expenses after expense reimbursements	1.18	2.05	2.02	1.78	1.58	1.29	1.14	0.98	0.92

2 Restated to reflect current fees.

3 Based on estimated amounts for the current fiscal year.

4 The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least January 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

3

Example

Share classes	A	B	C	F-1	F-2	F-3	529-A	529-B	529-C	529-E	529-F-1	R-1	R-2	R-2E
1 year	$ 708	$ 714	$ 316	$ 131	$ 105	$ 94	$ 713	$ 727	$ 323	$ 158	$ 120	$ 208	$ 205	$ 181
3 years	990	1,061	667	409	328	293	1,004	1,100	688	490	375	643	634	581
5 years	1,292	1,334	1,144	708	569	509	1,317	1,400	1,180	845	649	1,103	1,088	1,007
10 years	2,148	2,258	2,462	1,556	1,259	1,131	2,200	2,373	2,534	1,845	1,432	2,379	2,348	2,193

Share classes	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share classes	B	C	529-B	529-C
1 year	$ 161	$ 131	$ 116	$ 100	$ 94		1 year	$ 214	$ 216	$ 227	$ 223
3 years	499	409	362	312	293		3 years	661	667	700	688
5 years	860	708	628	542	509		5 years	1,134	1,144	1,200	1,180
10 years	1,878	1,556	1,386	1,201	1,131		10 years	2,258	2,462	2,373	2,534

Keep this amendment with your summary prospectus. Each fund’s summary prospectus consists of this amendment and the fund’s summary prospectus, as supplemented to date (which is incorporated herein by reference). For additional information about a fund, you should refer to its prospectus and statement of additional information, in each case as supplemented to date, except where specific information is provided in this amendment, in which case the disclosure provided in this amendment is controlling.

Lit. No. MFGEBS-199-0117P

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